UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: June 15, 2005
                        (Date of earliest event reported)

                              NATHAN'S FAMOUS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

   Delaware                        1-3189                      11-3166443
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(State of Incorporation)         (Commission               (I.R.S. Employer
                                 File Number)             Identification No.)

1400 Old Country Road, Westbury, New York                        11590
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number including area code:   (516) 338-8500
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


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ITEM 3.03. MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

     On June 15, 2005, the Board of Directors of Nathan's Famous, Inc., a Delaware corporation (the "Company"), approved an amendment to the Company's existing Third Amended and Restated Rights Agreement, dated as of December 10, 1999, between the Company and American Stock Transfer & Trust Company, as the Rights Agent (the "Rights Agreement"). On June 15, 2005, the Company entered into Amendment No. 1 to the Rights Agreement ("Amendment No. 1"). Amendment No. 1 amends the Rights Agreement to extend the Final Expiration Date of the Rights to June 19, 2010.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

    (c)  EXHIBITS



EXHIBIT   DESCRIPTION

4.1 Amendment No. 1 to the Rights Agreement, dated as of June 15, 2005, by and between Nathan's Famous, Inc. and American Stock Transfer & Trust Company (as the Rights Agent)



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunder duly authorized.

                                    NATHAN'S FAMOUS, INC.



                                    By:  /s/Wayne Norbitz
                                        --------------------------
                                         Wayne Norbitz
                                         President


Dated:   June 15, 2005